(PAGE)1       ASSIGNMENT AND ASSUMPTION OF EMPLOYMENT AGREEMENTS

          THIS ASSIGNMENT AND ASSUMPTION OF EMPLOYMENT AGREEMENTS is made as of the 22nd day of April, 1996, between Interstate General Properties Limited Partnership S.E., a Maryland limited partnership ("Assignor"), and Equus Management Company, a Delaware corporation ("Assignee").
                             W I T N E S S E T H:
          WHEREAS, Assignor is a party to that certain employment agreement, dated as of December 14, 1993, by and between Assignor and Donald Drew ("Drew"), a copy of which is attached hereto as Exhibit A (the "Drew Agreement"); and
          WHEREAS, Assignor is a party to that certain employment agreement, dated as of June 1, 1995, by and between Assignor and Juan Manuel Rivera ("Rivera"), a copy of which is attached hereto as Exhibit B (the "Rivera Agreement", and, together with the Drew Agreement, the "Employment Agreements"); and
          WHEREAS, Assignor desires to assign to Assignee, and Assignee desires to assume, all of Assignor's rights and obligations under the Employment Agreements;
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
          1. Assignee hereby sells, assigns, transfers, and conveys to Assignee all of Assignor's right, title and interest in and to the Employment Agreements, and Assignee hereby assumes, and agrees timely to pay or perform, all of Assignor's obligations under the Employment Agreements.

(PAGE)2
          2. All amounts owned, as of the date hereof, to Drew and Rivera for services performed prior to the date hereof under the Drew Agreement and the Rivera Agreement, respectively, shall be paid by Assignor.
          This Assignment and Assumption of Employment Agreements shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
          This Assignment and Assumption of Employment Agreements may be executed in one or more counterparts, but all such counterparts shall constitute one and the same instrument.
          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the year and date first above written.
                         INTERSTATE GENERAL PROPERTIES LIMITED
                         PARTNERSHIP S.E.

                                   By:  Interstate General Company L.P.,
                                        its general partner

                                   By:  Interstate General Management
                                        Corporation, its general partner



                                   By:  s/s Francisco Arrivi Cros
                                        -----------------------------
                                        Name:  Francisco Arrivi Cros
                                        Title: Senior Vice President


                         EQUUS MANAGEMENT COMPANY



                                   BY:  s/s Donald G. Blakeman
                                        -----------------------------
                                        Name:  Donald G.Blakeman
                                        Title: President